UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 16, 2024, Nukkleus Inc. (the “Company”) received two notification letters (the “Notification Letters”) from The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with the minimum Market Value of Publicly Held Shares (the “MVPHS”) for continued listing on the Nasdaq Global Market as set forth in Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Requirement”). Additionally, the Notification Letters provided that the Company is also no longer in compliance with the minimum Market Value of Listed Securities (“MVLS”) required for continued listing on the Nasdaq Global Market as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”).

The Notification Letters have no immediate effect on the listing or trading of the Common Stock on Nasdaq and, at this time, the Common Stock will continue to trade on Nasdaq under the symbol “NUKK.”

The MVPHS Requirement requires the minimum MVPHS of $15,000,000 and Nasdaq Listing Rule 5810(c)(3)(C) provides that a failure to meet the minimum MVPHS Requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the MVPHS of the Common Stock between April 1, 2024 and May 15, 2024, the Company no longer meets the minimum MVPHS Requirement. The Notification Letters provide that the Company has 180 calendar days, or until November 12, 2024, to regain compliance with MVPHS Requirement. To regain compliance, the minimum MVPHS must be at least $15,000,000 or more for a minimum of 10 consecutive business days.

The MVLS Requirement requires the minimum MVLS of $50,000,000 and Nasdaq Listing Rule 5810(c)(3)(C) provides that a failure to meet the minimum MVLS Requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the MVLS of the Common Stock between April 1, 2024 and May 15, 2024, the Company no longer meets the minimum MVLS Requirement. The Notification Letters provide that the Company has 180 calendar days, or until November 12, 2024, to regain compliance with the MVLS Requirement. To regain compliance, the minimum MVLS must be at least $50,000,000 or more for a minimum of 10 consecutive business days.

The Company intends to actively monitor its MVLS and MVPHS and may, if appropriate, consider implementing available options to regain compliance. There can be no assurance that the Company will be able to regain compliance with the MVPHS Requirement or the MVPHS Requirement, or maintain compliance with any other listing requirements, or satisfy the requirements necessary to transfer the listing of its Common Stock to the Nasdaq Capital Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: May 21, 2024	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	Chief Executive Officer

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